                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 12, 1999
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                           PAINE WEBBER GROUP, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                   1-7367                13-2760086
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(State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)


1285 Avenue of the Americas, New York, New York               10019
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (212) 713-2000
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                                Not Applicable
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            (Former name or address, if changed since last report)

Item 5.  Other Events

     On October 12, 1999, the Registrant released financial information with respect to the three and nine month periods ending September 30, 1999. A copy of the press release containing such financial information is included herein as Exhibit 99.1 to this Report.

Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits

         (c) Exhibits

             99.1 Copy of Registrant's press release which, among other things, reported results for the three and nine month periods ending September 30, 1999.

                                  SIGNATURE




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           PAINE WEBBER GROUP INC.
                                           (REGISTRANT)


                                           By /s/ Regina Dolan
                                              --------------------------------
                                              Name: Regina Dolan
                                              Title: Senior Vice President and
                                                       Chief Financial Officer








DATE:   October 13, 1999

                                EXHIBIT INDEX




Item No.                         Description
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 99.1 Copy of Registrant's press release which, among other things, reported results for the three and nine month periods ending September 30, 1999